Exhibit 99.3

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED).
ACROPOLIS PRECIOUS METALS INC.
SUCCESSOR TO ORIGIN ORBIT GREEN RESOURCE COMPANY, LTD.
MARCH 31 2008

The following unaudited pro forma combined financial statements give effect to the Share Exchange as if it had occurred at an earlier date. The unaudited pro forma condensed combined consolidated balance sheet as of March 31, 2008 gives effect to the Share Exchange as if it occurred on March 31, 2008 and combines the historical balance sheets of Origin Orbit Green Resource Company, Ltd. (“Origin Orbit”) and Acropolis Precious Metals, Inc. (the “Company” or “AOPM”) at March 31, 2008. The Origin Orbit balance sheet information was derived from its unaudited March 31, 2008 consolidated balance sheet included herein. The AOPM balance sheet information was derived from its unaudited March 31, 2008 balance sheet. The unaudited pro forma combined statement of operations for the three months ended March 31, 2008 is presented as if the transaction was consummated on January 1, 2008 and combines the historical results of Origin Orbit and AOPM for the three months ended March 31, 2008. The historical results of Origin Orbit were derived from its unaudited March 31, 2008 consolidated statement of operations included herein. The historical results of AOPM were derived from its unaudited March 31, 2008 statement of operations.

The unaudited pro forma combined financial statements have been prepared by Origin Orbit’s and AOPM’s management for illustrative purposes only and are not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been realized had Origin Orbit and AOPM been a combined company during the specified periods. The pro forma adjustments are based on the preliminary information available at the time of the preparation of this document. The unaudited pro forma combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the historical consolidated financial statements of Origin Orbit as of and for the three months ended March 31, 2008 included herein and the historical financial statements of AOPM as of and for the three months ended March 31, 2008, incorporated by reference herein.

Because the former shareholder of Origin Orbit now owns approximately 86.6% of the total shares of the common stock of the Company, the former shareholder of Origin Orbit has control over the Company, Origin Orbit’s designees are serving as the Company’s directors and the former Origin Orbit management team is managing the Company.  As a result, Origin Orbit is deemed to have been the acquiring company for accounting purposes.  Accordingly, the purchase price has been allocated among the fair values of the assets and liabilities of AOPM, while the historical results of Origin Orbit are reflected in the results of the combined company post-Share Exchange. The transaction shall be accounted for under the purchase method of accounting in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 141, “Business Combinations.”

The unaudited pro forma combined financial statements are based on estimates and assumptions that are preliminary. The data is presented for informational purposes only and is not intended to represent or be indicative of the results of operations or financial condition of the Company that would have been reported had the proposed transaction been completed as of the dates presented, and should not be taken as representative of future results of operations or financial condition of the combined company. Please also read the section in this Current Report entitled “Cautionary Note Regarding Forward Looking Statements” for more information on the statements made in this section.

ACROPOLIS PRECIOUS METALS INC.
Successor to Origin Orbit Green Resource Company, Ltd.
PRO FORMA COMBINED BALANCE SHEET (UNAUDITED)
MARCH 31 2008

	Historical	Historical	Pro Forma		Pro Forma
	AOPM	Origin Orbit	Adjustments(1)		Combined
	---------------	---------------	----------------------		---------------

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$991	$1,199,576			$1,200,567
Restricted cash	-	712,352			712,352
Accounts receivable, net	-	633,332			633,332
Inventories	-	1,508,573			1,508,573
Deposit, prepayment and other current assets	-	7,570,874			7,570,874
Refundable investment deposit	-	213,706			213,706
Investment income receivable	-	95,334			95,334

Total current assets	991	11,933,747			11,934,738

OTHER ASSETS
Deferred income tax assets	-	49,249			49,249
Goodwill	-	58,955			58,955
Available-for-sale securities	-	3,332,397			3,332,397
Investment deposit	-	433,110			433,110
Deposits for buildings, machinery and equipment	-	2,497,195			2,497,195
Buildings, machinery and equipment, net	-	3,580,067			3,580,067

Total other assets	-	9,950,973			9,950,973

Total assets	$991	$21,884,720			$21,885,711

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Short term secured bank loan	$-	$712,352			712,352
Accounts payable	-	1,248,126			1,248,126
Other payables and accruals	1,121	5,461,168			5,462,289
Income tax payable	-	814,385			814,385
Due to related parties	38,897	-			38,897

Total non-current liabilities	40,018	8,236,031			8,276,049

LONG-TERM LIABILITIES
Long-term payables	-	8,172,458			8,172,458

Total liabilities	40,018	16,408,489			16,448,507

MINORITY INTERESTS	-	216,296			216,296

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock	61	1	58	(2)	120
Additional paid-in capital	17,629	3,432,801	(56,775)	(2)	3,393,655
Statutory reserves	-	169,932			169,932
Accumulated other comprehensive income	-	100,991			100,991
(Accumulated deficit) retained earning	(56,717)	1,556,210	56,717	(2)	1,556,210

Total stock holders' (deficit) equity	(39,027)	5,259,935			5,220,908

Total liabilities and stockholders' equity	$991	$21,884,720			21,885,711

ACROPOLIS PRECIOUS METALS INC.
Successor to Origin Orbit Green Resource Company, Ltd
PRO FORMA INCOME STATEMENT.
FOR THE THREE MONTHS ENDED MARCH 31 2008

	Historical	Historical	Pro Forma		Pro Forma
	AOPM	Origin Orbit	Adjustments	(1)	Combined
	---------------	---------------	----------------------		---------------

REVENUE	-	12,231,674			12,231,674

COST OF SALES	-	(10,713,634)			(10,713,634)

GROSS PROFIT	-	1,518,040			1,518,040

OPERATING EXPENSES
Selling expenses	-	(774,497)			(774,497)
General and administrative expenses	(3,312)	(181,461)			(184,773)

TOTAL OPERATING EXPENSES	(3,312)	(955,958)			(959,270)

INCOME FROM OPERATIONS	(3,312)	562,082			558,770

OTHER INCOME (EXPENSES)
Investment income	-	74,590			74,590
Other income (expenses), net	-	765			765
Finance costs, net	-	(5,175)			(5,175)

TOTAL OTHER INCOME (EXPENSES)	-	70,180			70,180

(LOSS) INCOME BEFORE INCOME TAXES	(3,312)	632,262			628,950

INCOME TAXES	-	(148,862)			(148,862)

(LOSS) INCOME BEFORE MINORITY INTERESTS	(3,312)	483,400			480,088

MINORITY INTERESTS	-	706			706

NET (LOSS) INCOME	(3,312)	484,106			480,794

EARNINGS PER SHARE
-Basic and diluted		0.047	(2)		0.040

Weighted average number of shares
-Basic and diluted		10,389,231	(3)		12,000,000

ACROPOLIS PRECIOUS METALS INC.
Successor to Origin Orbit Green Resource Company, Ltd.
PRO FORMA INCOME STATEMENT
FOR THE YEAR ENDED DECEMBER 31 2007

	Historical	Historical	Pro Forma		Pro Forma
	AOPM	Origin Orbit	Adjustments	(1)	Combined
	---------------	---------------	----------------------		---------------

REVENUE	-	38,502,350			38,502,350
					-
COST OF SALES	-	(34,471,783)			(34,471,783)

GROSS PROFIT	-	4,030,567			4,030,567

OPERATING EXPENSES
Exploration costs	(3,152)	-			(3,152)
Selling expenses	-	(1,762,422)			(1,762,422)
General and administrative expenses	(46,326)	(638,031)			(684,357)

TOTAL OPERATING EXPENSES	(49,478)	(2,400,453)			(2,449,931)

INCOME FROM OPERATIONS	(49,478)	1,630,114			1,580,636

OTHER INCOME (EXPENSES)
Investment income	-	214,290			214,290
Other income (expenses), net	-	178,654			178,654
Finance costs, net	-	(48,925)			(48,925)

TOTAL OTHER INCOME (EXPENSES)	-	344,019			344,019

(LOSS) INCOME BEFORE INCOME TAXES	(49,478)	1,974,133			1,924,655

INCOME TAXES	-	(731,269)			(731,269)

INCOME BEFORE MINORITY INTERESTS	(49,478)	1,242,864			1,193,386

MINORITY INTERESTS	-	(537)			(537)

NET INCOME	(49,478)	1,242,327			1,192,849

EARNINGS PER SHARE
- Basic and diluted		0.120	(2)		0.099

Weighted average number of shares
- Basic and diluted		10,389,231	(3)		12,000,000

Notes to Unaudited Pro Forma condensed Financial Statements

(1)

Because Origin Orbit's former owner has the majority voting rights in the combined entity and Origin Orbit's senior management has been appointed to represent the majority of the senior management of the combined entity following the Share Exchange, the Share Exchange is deemed to be a reverse acquisition. In accordance with the Accounting and Financial Reporting Interpretations and Guidance prepared by the staff of the U.S.

Securities and Exchange Commission, Acropolis Precious Metals Inc. ("AOPM", the legal acquirer) is considered the accounting acquiree and Origin Orbit (the legal acquiree) is considered the accounting acquirer. The consolidated financial statements of the combined entity will in substance be those of Origin Orbit, with the assets and liabilities, and revenue and expenses, of AOPM being included effective from the date of consummation of the Share Exchange.

AOPM is deemed to be a continuation of the business of Origin Orbit. The outstanding stock of Origin Orbit prior to the Share Exchange will be accounted for at their net book value and no goodwill will be recognized.

(2)

The historical earnings per share is computed based on the historical income of Origin Orbit as Origin Orbit is considered the accounting acquirer and thus the predecessor.

(3)

The weighted average number of share used for computing the historical earnings per share is based on the number of shares owned by Origin Orbit's former owner as a result of the reverse acquisition of Origin Orbit by AOPM.